UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 1, 2022
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ALPHABET INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On February 1, 2022, Alphabet Inc. (“Alphabet”) is issuing a press release and holding a conference call regarding its financial results for the quarter and fiscal year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Alphabet is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 8.01.    Other Events.
On February 1, 2022, Alphabet today announced that the Board of Directors had approved and declared a 20-for-one stock split (the “Stock Split”) in the form of a one-time special stock dividend on each share of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), Class B common stock, par value $0.001 per share (“Class B Common Stock”) and Class C capital stock, par value $0.001 per share (“Class C Capital Stock”). The Stock Split is subject to stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock to accommodate the Stock Split (the “Charter Amendment”). The Company expects to include the Charter Amendment as an item of business at the Company’s upcoming Annual Meeting of Stockholders, to be held on or about June 1, 2022 (the “Annual Meeting”).

If the Company’s stockholders approve the Charter Amendment at the Company’s upcoming Annual Meeting, the Company expects to implement the Charter Amendment and the Stock Split following the Annual Meeting. In connection with the Stock Split, each of the Company’s stockholders of record at the close of business on July 1, 2022 (the “Record Date”) will receive, after the close of business on July 15, 2022: (i) 19 additional shares of Class A Common Stock for each share of Class A Common Stock held by such stockholder as of the Record Date; (ii) 19 additional shares of Class B Common Stock for each share of Class B Common Stock held by such stockholder as of the Record Date; and (iii) 19 additional shares of Class C Capital Stock for each share of Class C Capital Stock held by such stockholder as of the Record Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated February 1, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: February 1, 2022	/s/ RUTH M. PORAT
Ruth M. Porat Senior Vice President and Chief Financial Officer